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                                                                 EXHIBIT 10.13.1

   Tenneco Energy
   1010 Milam Street
   P0 Box 2511
   Houston, Texas 77252 2511

   Tel 713 757 2131
                                                               [LOGO] TENNECO
December 28, 1995                                                        Energy


ESSEX COUNTY GAS COMPANY
7 North Hunt Street
P.O. Box 500
Amesbury, MA 01913

Attention:   Allen R. Neale
             Vice President, Supply Planning

Dear Allen:

Re:   Amendment No. 1 to
      Gas Transportation Agreement
      Dated September 1, 1993
      Service Package No. 2065

TENNESSEE GAS PIPELINE COMPANY and ESSEX COUNTY GAS COMPANY agree to amend the Gas Transportation Agreement, effective July 1, 1995, to change the Transportation Quantity from 1,033 dekatherms to 645 dekatherms.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

If I may be of further assistance, please contact me at (713) 757-3636. Your prompt cooperation to this matter is greatly appreciated.

Sincerely,


/s/ Paige Metersky

Paige Metersky
Customer Service Representative

PM/egg
Enclosures

cc: K. Haas - w/enc.
    M. Sprague - w/enc.
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ESSEX COUNTY GAS COMPANY
December 28, 1995
Page 2
Service Package 2065
Amendment No. 1
Amendment Effective Date: July 1, 1995


ACCEPTED AND AGREED TO this _____
day of ___________, 1995.


TENNESSEE GAS PIPELINE COMPANY


By: __________________________________
       Agent and Attorney-in-Fact


ACCEPTED AND AGREED TO this _____
day of ___________, 1995.


ESSEX COUNTY GAS COMPANY


By: __________________________________
       Agent and Attorney-in-Fact